Vanguard® Total Corporate Bond ETF
Schedule of Investments (unaudited)
As of November 30, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value ($000)
Investment Companies (100.0%)
U.S. Bond Funds (100.0%)
Vanguard Short-Term Corporate Bond ETF	4,089,043	308,723
Vanguard Long-Term Corporate Bond ETF	3,560,221	278,516
Vanguard Intermediate-Term Corporate Bond ETF	2,867,823	225,354
Total Investment Companies (Cost $915,787)		812,593
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 3.877% (Cost $355)	3,553	355
Total Investments (100.0%) (Cost $916,142)		812,948
Other Assets and Liabilities—Net (0.0%)		1
Net Assets (100%)		812,949
Cost is in $000.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

A. Security Valuation: Underlying ETFs are valued at the latest quoted sales prices or official closing prices taken from their primary market or, if not traded on the valuation date, at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
B.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At November 30, 2022, 100% of the market value of the fund's investments was determined based on Level 1 inputs.
C.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Aug. 31, 2022 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Nov. 30, 2022 Market Value ($000)
Vanguard Intermediate-Term Corporate Bond ETF	159,976	71,071	6,041	(550)	898	1,314	—	225,354
Vanguard Long-Term Corporate Bond ETF	203,399	93,744	19,356	(3,981)	4,710	2,275	—	278,516
Vanguard Market Liquidity Fund	281	NA1	NA1	—	—	3	—	355
Vanguard Short-Term Corporate Bond ETF	215,431	107,942	14,629	(310)	289	1,273	—	308,723
Total	579,087	272,757	40,026	(4,841)	5,897	4,865	—	812,948
1	Not applicable—purchases and sales are for temporary cash investment purposes.